UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders voted on four proposals at the Annual Meeting that are described in detail in the Company’s definitive proxy statement (as filed with the Securities and Exchange Commission on April 28, 2023). The final voting results are disclosed below.

1.    Election of Directors. Shareholders elected each of the individuals listed below to serve as a director of the Company until the next annual meeting of shareholders and until his or her successors are duly elected and qualified, with each director nominee receiving a greater number of votes cast “for” his or her election than votes cast “against” his or her election.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Domenic J. Dell’Osso, Jr.	114,892,082	141,674	31,873	7,850,949
Timothy S. Duncan	114,521,633	511,055	32,941	7,850,949
Benjamin C. Duster, IV	114,267,532	704,534	93,563	7,850,949
Sarah A. Emerson	110,787,429	4,246,003	32,197	7,850,949
Matthew Gallagher	98,582,313	16,390,631	92,685	7,850,949
Brian Steck	114,350,258	622,039	93,332	7,850,949
Michael Wichterich	113,684,870	1,287,576	93,183	7,850,949

2.    Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved the advisory resolution to approve the executive compensation of the Company’s named executive officers, with the affirmative vote of a plurality of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,764,894	889,603	411,132	7,850,949

3.    Advisory Vote on Frequency of Advisory Votes on Named Executive Officer Compensation. Shareholders approved the advisory proposal to hold advisory votes on named executive officer compensation every year, with “One Year” having received the affirmative vote of a plurality of the votes cast, in person or by proxy.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
113,741,876	516,494	770,720	36,539	7,850,949

In accordance with the results of this advisory vote, the Company has determined that it will hold an advisory vote to approve executive compensation every year, until the next required advisory vote on the frequency of future advisory votes to approve executive compensation.

4.    Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, with the affirmative vote of a plurality of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,016,526	1,871,356	28,696	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ BENJAMIN E. RUSS
Benjamin E. Russ
Executive Vice President — General Counsel and Corporate Secretary
Date:   June 8, 2023